Creating a Diversified Biologics Company Addressing Government and Commercial Markets

2 Safe Harbor Statement Except for the historical information presented herein, matters discussed may constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements . Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will” ; "potential" ; "believe" ; "anticipate" ; "intend" ; "plan" ; "expect" ; "estimate" ; "could" ; "may" ; "should" ; or similar statements are forward - looking statements . Such statements include, but are not limited to those referring to the potential for the generation of value, ability to leverage funding sources, potential for revenue, and potential for growth . PharmAthene disclaims any intent or obligation to update these forward - looking statements . Risks and uncertainties include, among others, failure to obtain necessary shareholder approval for the proposed merger with Theraclone and the matters related thereto ; failure of either party to meet the conditions to closing of the transaction ; delays in completing the transaction and the risk that the transaction may not be completed at all ; failure to realize the anticipated benefits from the transaction or delay in realization thereof ; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time - consuming or costly to accomplish than expected ; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties ; the combined company’s need for and ability to obtain additional financing ; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company's product candidates ; unexpected funding delays and/or reductions or elimination of U . S . government funding for one or more of the combined company's development programs ; the award of government contracts to competitors ; unforeseen safety issues ; unexpected determinations that these product candidates prove not to be effective and/or capable of being marketed as products ; as well as risks detailed from time to time in PharmAthene's Form 10 - K under the caption "Risk Factors" and in its other reports filed with the U . S . Securities and Exchange Commission (the "SEC") . In particular, there is significant uncertainty regarding the level and timing of sales of Arestvyr™ and when and whether it will be approved by the U . S . FDA and corresponding health agencies around the world . PharmAthene cannot predict with certainty if or when SIGA will begin recognizing profit on the sale thereof and there can be no assurance that any profits received by SIGA and paid to PharmAthene will be significant . In its May 2013 decision, the Delaware Supreme Court reversed the remedy ordered by the Court of Chancery and remanded the issue of a remedy back to the trial court for reconsideration in light of the Supreme Court’s opinion . As a result, there can be no assurance that the Chancery Court will issue a remedy that provides PharmAthene with a financial interest in Arestvyr™ and related products or any meaningful remedy . In addition, significant additional research work, non - clinical animal studies, human clinical trials, and manufacturing development work remain to be done with respect to SparVax ® each of TCN - 202 and TCN - 032 . At this point there can be no assurance that any of these product candidates will be shown to be safe and effective and approved by regulatory authorities for use in humans . Copies of PharmAthene's public disclosure filings are available from its investor relations department and its website under the investor relations tab at http : //www . pharmathene . com .

3 Additional Important Information About the Merger This communication is being made in respect of the proposed merger involving Theraclone Sciences, Inc. and PharmAthene, Inc. PharmAthene will file with the SEC a current report on Form 8 - K, which will include the merger agreement and related documents. In addition, PharmAthene intends to file a registration statement on Form S - 4 with the SEC, which will contain a joint proxy statement/prospectus and other relevant materials, and plans to file with the SEC other documents regarding the proposed transaction. The final joint proxy statement/prospectus will be sent to the shareholders of PharmAthene and Theraclone in connection with the special meetings of shareholders to be held to vote on matters relating to the proposed transaction. The joint proxy statement/prospectus will contain information about PharmAthene, Theraclone, the proposed merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the joint proxy statement/prospectus and proxy card by mail, shareholders will also be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website ( http://www.sec.gov ) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269 - 2610. This announcement is neither a solicitation of proxy, an offer to purchase, nor a solicitation of an offer to sell shares of PharmAthene .

4 PharmAthene / Theraclone PharmAthene, Inc., (NYSE MKT: PIP) a leading biodefense company, and Theraclone Sciences, Inc., a monoclonal antibody discovery and development company, are merging to form a commercially - focused biologics company with extensive vaccines and therapeutics expertise

5 Combined Company – Investment Opportunity Compelling transaction with complementary capabilities to realize synergies and accelerate value Premier biologics company with vaccine and antibody expertise and a focus on infectious diseases and oncology Four clinical programs and multiple partnered pre - clinical programs addressing high - value markets Robust discovery engine with validated mAb platform technology providing significant collaboration opportunities Significant revenue potential from SIGA smallpox antiviral, Arestvyr™

6 Biologics Company with Significant Growth Potential Non - dilutive funding to drive near - term growth Product development milestones and deals to drive long - term growth DEVELOP SIGNIFICANT COMMERCIAL PRODUCTS DEVELOP GOVERNMENT MARKETS LEVERAGE PROPRIETARY I - STAR™ PLATFORM • Flu Antibody (TNC - 032) • CMV Antibody (TNC - 202) • P re - clinical pipeline • Pfizer partnered programs • Non - dilutive R&D partnerships • New drug candidates for commercial and government pipeline • Non - dilutive grants and contracts • SparVax ® - Anthrax Vaccine • Valortim® - Anthrax Anti - toxin • Flu Antibody (TNC - 032 ) +

7 New Market Opportunity – Antibody Therapeutics • Fasted growing segment of the biopharmaceutical industry • Top 6 antibody products have sales of $ 5 billion each annually* • 8 of the top 20 selling biotechnology drugs are monoclonal antibodies • 30 approved products on the market * • Clear regulatory pathway to approval • Proven manufacturing processes Estimated revenues of $58 billion* in 2016 Revenues of $ 44.6 billion in 2011 *BCC Research 2012

Diversified Clinical Pipeline Targeting Large Market Opportunities

PRODUCT	INDICATION	PRE-CLINICAL	PHASE I	PHASE IIa	PHASE IIb	MARKET OPPORTUNITIES	MARKET POTENTIAL
SparVax©	Recombinant protective antigen (rPA) anthrax vaccine					Anthrax Infection	>$1B
TCN-032	Influenza A Therapeutic					Several Seasonal & Pandemic Flu	>$500MM
TCN-202	Human Cytomegalovirus					Solid Organ Transplant, Congenital CMV Transmission	$250-500MM
Valortim™	Anthrax Anti-toxin					Anthrax Infection	Up to $500MM
Pfizer	Non-disclosed					Oncology / Infectious Diseases	Up to $305MM Milestone / Royalty Payments

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9 ISTAR Validating Partnerships January 2011 I - STAR™ collaboration to discover antibodies against up to four undisclosed targets in the areas of infectious disease and cancer. Pfizer has Worldwide licensing rights. 2008 IAVI Innovation Fund collaboration to discover and generate HIV - neutralizing antibodies – expanded 2010 & 2013 October 2009 I - STAR collaboration to discover and develop broadly protective antibodies for the treatment of pandemic influenza and severe seasonal influenza. ZK has rights to Japan ‘AIDS Researchers Isolate New Potent and Broadly Effective Antibodies Against HIV’

10 Flu Antibody: TNC - 032 • IgG mAb that binds to a novel, highly - conserved universal epitope – Influenza A (H1N1; H5N1; H7N9) • Phase 1 completed; favorable safety and pharmacokinetic profile • Phase 2 a viral challenge completed; data to be presented at a scientific meeting • Annually, 200,000 U.S. patients are hospitalized; 36,000 die from serious influenza infections* • Government stockpile market offers significant upside potential TCN - 032 Human Monoclonal Antibody Product Profile Potential WW revenue opportunity >$ 500MM *2003 study by CDC published in JAMA

11 Cytomegalovirus (CMV) Antibody: TCN - 202 • Recognizes broadly conserved epitope on CMV • Neutralizes CMV viral infection in many cell types – Epithelia, endothelial, fibroblasts, etc. • ~1,000x more potent than plasma - derived CMV - IGIV (pre - clinical studies) • Phase 1 completed; favorable safety, immunogenicity with PK properties consistent with human mAbs TCN - 202 Human Monoclonal Antibody Product Profile Management of CMV disease is a significant unmet medical need *Theraclone study conducted by Dr. Wolf of Hadassah Univ. Hospital in Jerusalem

12 SparVax ® Next Generation Anthrax Vaccine • Highly purified recombinant p rotective antigen – Modern E. coli - based production • 770 individuals in Phase I and Phase II clinical trials • Pre - and post - exposure protection • Enhanced convenience and cost - effectiveness (PEP regimen) – 3 dose IM regimen – Enhanced convenience (prefilled syringe) • Vaccine efficacy equal to or better than the licensed product Recombinant Protective Antigen (rPA) anthrax vaccine Product Profile SparVax ® Ideally Suited to Fulfill Stockpile Requirement

13 Valortim ® Anthrax Anti - Toxin • Dept. of Homeland Security Material Threat Assessment: 200,000 treatments • HHS procurement program to fulfill requirement Fully human monoclonal antibody (mAb) • Unique mechanism of action similar to natural immune response • Effective Pre - and Post - exposure • Demonstrated significant protection after single dose in primates • A bility to neutralize free and cell - bound anthrax toxin • Potential sporicidal activity * * Cross, et. Al, 2009; University of Maryland, Poster: Keystone Symposia on Molecular and Cellular Biology Gov’t Requirement for Anthrax Anti - Toxin Product Profile

14 Nerve Agent Bioscavenger rBChE Nerve Agent Bioscavenger to Address Chemical Threats • Prevents physiological damage from chemical nerve agents • Robust advanced expression system (AES) technology platform • $5.7MM in DoD funding • Cell culture - based manufacturing • Scalable manufacturing process • Streamlined development and production with clear regulatory path Fully human recombinant bioscavenger Key Advantages

15 I - STAR ™ Generating Highly - Specific Human Antibodies for Significant Unmet Medical Needs Selected donor population convalescent/vaccinated subjects = protective Abs Superior B - cell activation Deep sequencing of all hit wells Rapid screen for binding and function IgG+ Memory B - cells “Archive of immunological history” >10,000 human mAb clones ID clones that neutralize/ bind target Obtain sequences for all mAbs Generate recombinant cell line Therapeutic bNAbs

Significant Near-Term Revenue Opportunity



Arestvyr™ (SIGA Technologies)
Oral Smallpox Antiviral

Up to ~$2.8B*

- $2.8B* U.S. market opportunity plus potential for international contracts
- Product delivery to USG commenced
  - 190,000 treatment courses accepted by the USG in Mar 2013
  - Additional 190,000 courses delivered in Apr 2013
  - Combined value of ~$50M
- Initial 500,000 treatment course delivery expected by end of Q2 2013
- 500,000 delivery triggers threshold to invoice the USG

*Assumes full execution of "justification for other than full and open competition" notification initially issued by BARDA in December 2010 and supplemented in May 2011
NOTE: The above based solely on information from the following public sources: SIGA press releases and other public statements, Research analyst reports, SEC filings

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Significant Revenue Opportunity

Arestvyr™ (SIGA Technologies)
Oral Smallpox Antiviral

- Breach of contract lawsuit filed by PharmAthene in December 2006
- PharmAthene awarded 50% of net profits on WW sales of Arestvyr™ for 10 years by Delaware Court of Chancery in September 2011
- Decision appealed in June 2011; case remanded to Delaware Chancery Court for reconsideration of damages award and attorneys' fees based on new liability finding
- $2.8B* U.S. market opportunity plus potential for international contracts and U.S. government replenishment orders
- Product delivery to U.S. government commenced in early 2013



** Assumes full execution of "justification for other than full and open competition" notification initially issued by BARDA in December 2010 and supplemented in May 2011*

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Combined Company Executive Team

Clifford J. Stocks *Chief Executive Officer*	*Calistoga Pharmaceuticals, Inc., ICOS Corporation*
Russ Hawkinson *Chief Financial Officer*	*Corixa Corporation* *Ernst & Young*
Kristine Swiderek, Ph.D. *Chief Scientific Officer*	*Zymogenetics,* *National Cancer Center*
Eleanor L. Ramos, M.D. *Chief Medical Officer*	*Zymogenetics* *Roche, Bristol-Myers Squibb*
Wayne Morges, Ph.D. *SVP, Reg Affairs & Quality*	*Baxter Vaccines* *Acambis, Merck*
Jordan Karp *SVP, General Counsel*	*Constellation Energy* *MCI Comm., Guilford Pharma*
Francesca Cook *SVP, Policy and Government Affairs*	*Guilford Pharma* *Covance Health Econ., U.S. HHS*

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Combined Company Board of Directors

Mitch Sayare, Ph.D. *Chairman*	*ImmunoGen* *XenoGen*
Clifford J. Stocks *Chief Executive Officer*	*Calistoga Pharmaceuticals, Inc.,* *ICOS Corporation*
Steve Gillis, Ph.D.	*Immunex, Corixa,* *ARCH portfolio*
Eric I. Richman	*PharmAthene* *MedImmune, HCV Partners*
Wende Hutton	*Canaan Partners* *Mayfield Fund, GenPharm Int'l.*
John M. Gill	*Tetralogic Pharmaceuticals* *3D Pharma, SKB, Peat Marwick*
Brian Markison	*King Pharmaceuticals* *Fougera (sold to Sandoz)*
Derace Schaffer, M.D.	*The LAN Group*
To be named	

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Near-Term Valuation Catalysts

Event*	Date
Initiate CMV antibody Phase 2a study	Q3 13
Present Flu Antibody Phase 2a results	Q3 13
Present CMV Antibody Phase 1 results	Q3 13
Secure additional USG SparVax® funding	Q4 13
Initiate SparVax® Phase 2 clinical trial	Q4 13

**The Milestones listed above are targets established by the Company. The achievement of these milestones are subject to specific events, many of which are not within the control of the Company. There can be no assurance that the events will occur within the time frames indicated.*

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21 Key Terms of the Transaction Proposed Transaction: Tax - free, all stock transaction Pro Forma Ownership: Merger of Equals Next Steps: Joint Proxy Statement Prospectus filing Shareholder meeting and vote Name: PharmAthene Public Market: NYSE MKT; symbol “PIP”